                                                                   EXHIBIT 1.01




                                 $150,000,000

                          Southwest Gas Corporation

                    $75,000,000 7-1/2% Debentures Due 2006
                      $75,000,000 8% Debentures Due 2026


                            UNDERWRITING AGREEMENT


                                                                 July 31, 1996


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PAINEWEBBER INCORPORATED

c/o MERRILL LYNCH & CO.
    Merrill Lynch, Pierce, Fenner & Smith Incorporated
    Merrill Lynch World Headquarters
    World Financial Center, North Tower
    New York, New York  10281-1201

Ladies and Gentlemen:

         Southwest Gas Corporation, a California corporation (the "Company"), proposes to issue and sell severally to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and PaineWebber Incorporated (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof) an aggregate of $75,000,000 principal amount of the Company's 7-1/2% Debentures Due 2006 (the "2006 Debentures") and an aggregate of $75,000,000 principal amount of the Company's 8% Debentures Due 2026 (the "2026 Debentures" and, together with the 2006 Debentures, the "Securities") to be issued pursuant to an Indenture dated as of July 15, 1996 (the "Original Indenture") between the Company and Harris Trust and Savings Bank, as Trustee (the "Trustee"), as supplemented and amended by the First Supplemental Indenture dated as of August 1, 1996 (the "First Supplement" and, together with the Original Indenture, the "Indenture").

      The Company wishes to confirm as follows its agreement with you, in connection with the several purchases of the Securities by the Underwriters:

      1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-3 (File No. 33-55621) (the "1994 Registration Statement") for the offering from time to time of its debt securities, preferred stock and/or common stock having an aggregate offering price of $300,000,000 and the 1994 Registration Statement has become effective. While an aggregate offering price of $270,112,800 of such securities remained unsold under the 1994 Registration Statement, the Company and Southwest Gas Capital I, a statutory business trust organized under the Business Trust Act of the State of Delaware (the "Trust"), filed with the Commission a registration statement on Form S-3 (No. 33-62143) under the 1933 Act for the offering from time to time of the Company's debt securities, preferred stock and/or common stock, including the Securities, and the Trust's preferred securities and related guarantee of preferred securities by the Company, having an aggregate offering price of $270,400,000 (of which an aggregate of $210,400,000 of such securities remain unsold) and such registration statement has become effective. The registration statement on Form S-3 (No. 33-62143) (as amended, if applicable) and the combined prospectus constituting a part thereof (including, in each case, all documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act), as supplemented by a Prospectus Supplement, dated July 31, 1996, relating to the Securities (the "Prospectus Supplement"), and as from time to time further amended or supplemented pursuant to the 1933 Act, the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), or otherwise are hereinafter referred to as the "1995 Registration Statement" and the "Prospectus," respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities that differs from the Prospectus on file at the Commission at the time the 1995 Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), including any preliminary prospectus relating to the Securities, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act or the 1934 Act Regulations that is or is deemed to be incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus, as the case may be, after the time of execution of this Agreement; provided, however, that any supplement to the Prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations with respect to an offering of securities of the Company, other than the Securities, or the Trust shall not be deemed to be a supplement to, or a part of, the Prospectus. As used herein, the term "Incorporated Documents" means

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the documents which at any time are incorporated by reference in the 1994
Registration Statement, the 1995 Registration Statement, each preliminary prospectus (including in the form of a preliminary prospectus supplement) relating to the Securities, the Prospectus, or any amendment or supplement thereto. As used herein, the term "Effective Date" means the later of (i) the date that the most recent post-effective amendment to the 1994 Registration Statement or the 1995 Registration Statement, if any, was or is declared effective by the Commission and (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the 1934 Act.

      2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of, in the case of the 2006 Debentures, 98.526% of the principal amount thereof, and, in the case of the 2026 Debentures, 98.807% of the principal amount thereof, the principal amount of such Securities set forth opposite the name of such Underwriter in
Schedule I attached hereto, in each case, plus accrued interest from August 1, 1996 to the Closing Date (as defined herein).

      3. PUBLIC OFFERING. The Company has been advised by the Underwriters that they propose to make a public offering of their respective portions of the Securities as soon after the execution of this Agreement as in the judgment of the Underwriters is advisable and initially to offer the Securities upon the terms set forth in the Prospectus Supplement.

      4. DELIVERY OF THE SECURITIES AND PAYMENT THEREFOR. Delivery of the Securities and payment therefor by wire transfer of immediately available funds shall be made at the office of O'Melveny & Myers, Los Angeles, California, at 10:00 A.M., New York time, on August 5, 1996 (the "Closing Date"). The place of closing for the Securities and the Closing Date may be varied by agreement between Merrill Lynch and the Company.

      The Securities shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificates for the Securities shall be in the form of one or more typewritten bonds for each series in fully registered form, in the aggregate principal amount of the Securities, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Securities available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between Merrill Lynch and the Company, or at such other time and/or date as may be agreed upon among the Underwriters and the Company. It is understood that PaineWebber Incorporated has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by PaineWebber Incorporated if its check has not been received by the Closing Date, but such payment shall not relieve PaineWebber Incorporated from its obligations hereunder.

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      5.   AGREEMENTS OF THE COMPANY.  The Company agrees with the several
Underwriters as follows:

      (a) The Company will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any request by the Commission for amendment of, or a supplement to, the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus or for additional information with respect thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the 1994 Registration Statement or the 1995 Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in the first sentence of subsection (d) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the 1933 Act or the 1933 Act Regulations to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the 1933 Act, the 1933 Act Regulations or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the 1994 Registration Statement or the 1995 Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

      (b) The Company will furnish to you, without charge (i) two copies of the 1994 Registration Statement and the 1995 Registration Statement certified by an officer of the Company to be in the form originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the 1994 Registration Statement and the 1995 Registration Statement, (ii) such number of conformed copies of the 1994 Registration Statement and the 1995 Registration Statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as the Underwriters may reasonably request, and (iv) one copy of the exhibits to the Incorporated Documents.

      (c) During such period as a prospectus is required by law to be delivered in connection with sales by either Underwriter or any dealer, the Company will give the Underwriters notice of their intention to file or prepare (i) any amendment to the 1994 Registration Statement or the 1995 Registration Statement (including any post-effective amendment thereto), (ii) any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use by the Underwriters in connection with the offering of the Securities that differs from the prospectus on file at the Commission at the time the 1995 Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), or (iii) any document that would as a result thereof be an Incorporated Document, will furnish the Underwriters with copies of any such amendment, supplement or other document a reasonable amount of time prior to such proposed filing or use, as the case

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may be, and will not file any such amendment, supplement or other document or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object.

      (d) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as a prospectus is required by law to be delivered in connection with sales by either Underwriter or any dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the 1933 Act, the 1933 Act Regulations and with the securities or blue sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales by either Underwriter or any dealer. If during such period of time any event shall occur that is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the 1934 Act or the 1934 Act Regulations any document which, upon filing, becomes an Incorporated Document) in order to comply with the 1933 Act, the 1933 Act Regulations or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (c) above, file with the Commission an appropriate supplement, amendment or Incorporated Document, as the case may be, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and the Underwriters agree that the Prospectus should be amended or supplemented, the Company, if requested by Merrill Lynch, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

      (e) The Company will cooperate with the Underwriters and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as the Underwriters may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

      (f) The Company will make generally available to its security holders as soon as practicable but not later than 45 days (unless such period corresponds to the Company's fiscal year, in which case 90 days) after the close of the period covered thereby, an earning statement of the Company (in form complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the 1995 Registration Statement.

      (g) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof) or if this Agreement shall be

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terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

      (h) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus Supplement under the caption "Use of Proceeds."

      (i) During the period from the date hereof until the Closing Date, the Company will not, without the Underwriters' prior written consent, directly or indirectly, sell, offer to sell or grant any option for the sale of any debt securities of the Company other than the Securities.

      (j) Except as stated in the Prospectus Supplement, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or maintenance of the price of the Securities.

      6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Underwriter that:

      (a) The Company meets the requirements for the use of Form S-3 and Rule 415 of the 1933 Act Regulations and has filed with the Commission any preliminary prospectus relating to the Securities required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations. No stop order suspending the effectiveness of the 1994 Registration Statement or the 1995 Registration Statement has been issued by the Commission, and no proceedings for the issuance of such a stop order have been instituted or, to the knowledge of the Company, threatened by the Commission.

      (b) The 1994 Registration Statement and the 1995 Registration Statement, at the Effective Date, fully complied, and the Prospectus, when filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and at the Closing Date, as it may then be amended or supplemented, and the Indenture, at the Closing Date, will fully comply in all material respects with the applicable provisions of the 1933 Act, the 1933 Act Regulations, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder (the "Trust Indenture Act Regulations"), or pursuant to said rules and regulations did or will be deemed to comply therewith. On the Effective Date, the 1994 Registration Statement and the 1995 Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, when filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and at the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph
(b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or on behalf of either Underwriter specifically for use in connection with the preparation of the 1994 Registration Statement, the 1995 Registration Statement or the

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Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statement of eligibility, as it may be amended, under the Trust Indenture Act, of the Trustee under the Indenture (the "Statement of Eligibility").

      (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations; no such Incorporated Document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such further Incorporated Documents, when filed, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), and has been duly qualified under the Trust Indenture Act and no proceedings to suspend such qualification have been instituted or, to the knowledge of the Company, threatened by the Commission.

      (e) The Securities have been duly authorized by all necessary corporate action on the part of the Company, and, when authenticated and delivered in accordance with the Indenture against payment therefor, will constitute the legally, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

      (f) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

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      (g)  All of the Company's subsidiaries are listed in an exhibit to the
Company's Annual Report on Form 10-K for the year ended December 31, 1995 (the "1995 Form 10-K"), which is incorporated by reference into the Prospectus.

      (h) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against Northern Pipeline Construction Co. or Paiute Pipeline Company (collectively, the "Subsidiaries") or the Company, or to which the Company or either of the Subsidiaries is subject, or to which any of their respective properties is subject, that are required to be described in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus or to be filed as an exhibit to the 1994 Registration Statement, the 1995 Registration Statement or any Incorporated Document that are not described or filed as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations.

      (i) Except as disclosed in the Prospectus, neither the Company nor either of the Subsidiaries (i) is in violation of its charter or by-laws, or, to the best knowledge of the Company after due inquiry, of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or either of the Subsidiaries, the violation of which would reasonably be expected to have a Material Adverse Effect, or of any decree of any court or governmental agency or body having jurisdiction over the Company or either of the Subsidiaries, or (ii) is in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or either of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound.

      (j) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement and the Indenture by the Company nor the consummation by the Company of the transactions contemplated hereby requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the 1933 Act or the 1933 Act Regulations and compliance with the securities or blue sky laws of various jurisdictions, the qualification of the Indenture under the Trust Indenture Act and the authorization of the Public Utilities Commission of the State of California issued December 7, 1994 (which authorization is, to the best knowledge of the Company, not the subject of any pending or threatened application for rehearing or petition for modification), all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the charter or bylaws of the Company or either of the Subsidiaries or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or either of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or either of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or either of the Subsidiaries pursuant to the terms of any agreement or

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instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

      (k) The independent certified public accountants, Arthur Andersen LLP, who have audited the financial statements incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

      (l) The financial statements, together with related schedules and notes, included or incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries. The pro forma financial statements incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus comply in all material respects with Article 11 of Regulation S-X under the Act.

      (m) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law and as limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting creditors rights and general equitable principles (whether considered in equity or law).

      (n) Except as disclosed in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the 1994 Registration Statement, 1995 Registration Statement and the Prospectus (or any amendment or supplement thereto), (i) neither the Company nor either of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole, and (ii) there has not been any change or development involving the Company which may reasonably be expected to have a Material Adverse Effect.

      (o) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering and sale of the Securities other than the 1994 Registration Statement, the 1995 Registration Statement, the Prospectus or other materials, if any, permitted by the 1933 Act and the 1933 Act Regulations.

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      (p)  Each of the Company and the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities (the "permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, except where the failure to fulfill or perform any such obligation would not reasonably be expected to have a Material Adverse Effect; to the best knowledge of the Company after due inquiry, each of the Company and the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits, except where the failure to fulfill or perform any such obligation would not reasonably be expected to have a Material Adverse Effect; and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any material permits or results or would result in any other material impairment of the rights of the holder of any such material permits, subject in each case to such qualifications as may be set forth in the Prospectus.

      (q) No holder of any security of the Company has any right to require registration of any security of the Company because of the filing of the 1994 Registration Statement or the 1995 Registration Statement or consummation of the transactions contemplated by this Agreement.

      (r) Neither the Company nor any of its subsidiaries is currently subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

      7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the 1994 Registration Statement, the 1995 Registration Statement, any preliminary prospectus relating to the Securities or the Prospectus or any amendment or supplement to the 1994 Registration Statement, 1995 Registration Statement or the Prospectus or in any Incorporated Documents (when read together with the Prospectus), or the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person by such Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Underwriter furnished in writing to the Company by such Underwriter expressly for inclusion in the 1994 Registration Statement, the 1995 Registration Statement, any preliminary prospectus relating to the Securities or the Prospectus, or based upon statements in or omissions from the Statement of Eligibility; provided further that the Company will not be liable to any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, liability, expense or damage purchased the Securities that are the subject thereof if such person did not receive from such Underwriter a copy of the Prospectus (or the Prospectus as amended or supplemented), if the Company shall have previously furnished copies thereof

to such Underwriter, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the 1933 Act or the 1933 Act Regulations and the untrue statement or omission of a material fact contained in any preliminary prospectus relating to the Securities (or the Prospectus) was corrected in the Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

      (b) Each Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, each director of the Company and each officer of the Company who signed the 1994 Registration Statement or the 1995 Registration Statement to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Underwriter furnished in writing to the Company by such Underwriter expressly for inclusion in the 1994 Registration Statement, the 1995 Registration Statement, any preliminary prospectus relating to the Securities or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

      (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of or substantial prejudice to substantive rights or defense by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of

counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, officers of the Company who signed the 1994 Registration Statement and 1995 Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will

be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(d), any person who controls a party to this Agreement within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act Regulations will have the same rights to contribution as that party, and each officer of the Company who signed the 1994 Registration Statement and the 1995 Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

      (e)  The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Securities and payment therefor or (iii) any termination of this Agreement.

      8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Securities hereunder are subject to the following conditions:

      (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the 1994 Registration Statement or the 1995 Registration Statement to be declared effective before the offering of the Securities may commence, such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters; filing of the Prospectus pursuant to Rule 424(b) of the 1933 Act Regulations shall have been made within the time period required by such Rule; and no stop order suspending the effectiveness of the 1994 Registration Statement or the 1995 Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or either Underwriter, threatened by the Commission.

      (b) Since the respective dates as of which information is given in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and either of the Subsidiaries taken as a whole whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Prospectus and (ii) neither the Company nor the Subsidiaries shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus and that is material to the Company and the Subsidiaries taken as a whole, if in the

judgment of the Underwriters any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by the Underwriters at the initial public offering price.

      (c) Since the respective dates as of which information is given in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or either of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would reasonably be expected to have a Material Adverse Effect.

      (d) The Underwriters shall have received on the Closing Date, an opinion of O'Melveny & Myers, counsel for the Company, dated the Closing Date and addressed to the Underwriters to the effect that:

                (i) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of California, with corporate power to own and lease its properties, to carry on its business as described in the Prospectus and to enter into this Agreement and to issue and deliver the Securities to the Underwriters as provided therein.

               (ii) The statements in the Prospectus under the captions "Description of Debentures" and "Description of Debt Securities," insofar as such statements constitute matters of California, New York or federal law applicable to the Company or summaries of the Indenture, fairly present the information required to be included therein by the 1933 Act, the 1933 Act Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations.

              (iii) The Securities have been duly authorized by all necessary corporate action on the part of the Company, and, upon payment for and delivery of the Securities in accordance with this Agreement, constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

               (iv) The 1994 Registration Statement and the 1995 Registration Statement have been declared effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the 1994 Registration Statement or the 1995 Registration Statement has been issued or threatened by the Commission.

                (v) The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.


               (vi) No consent, approval, authorization or order of, or filing with, any federal, California or New York governmental authority is required on the part of the Company for the issuance and sale of the Securities as contemplated by this Agreement, except (i) such as may have been obtained under the 1933 Act, the 1933 Act Regulations, the Trust Indenture Act or the Trust Indenture Act Regulations, (ii) the authorization of the Public
Utilities Commission of the State of California referred to in Section 6(j) of this Agreement which has been obtained, remains in full force and effect and is, to the knowledge of such counsel, not the subject of any pending or threatened application for rehearing or petition for modification, and (iii) such as may be required under foreign or state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters.

           (vii) The Indenture has been duly authorized by all necessary corporate action on the part of the Company, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes the legally, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

           (viii) The Company's execution, delivery and performance of this Agreement, the Indenture and the Securities do not violate the Company's Articles of Incorporation, Bylaws or any applicable California law, ordinance, administrative or governmental rule or regulation.

               (ix) The 1994 Registration Statement and the 1995 Registration Statement, at the Effective Date, and the Prospectus, at the date it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, appeared on their face to comply in all material respects with the requirements as to form under the 1933 Act and the 1933 Act Regulations in effect at the date of filing, except that such counsel need express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.
The Incorporated Documents, on the respective dates they were filed, appeared on their face to comply in all material respects with the requirements as to form for reports on Form 10-K, Form 10-Q and Form 8-K, as the case may be, under the 1934 Act and the 1934 Act Regulations in effect at the respective dates of their filing, except that such counsel need express no opinion concerning the financial statements and other financial information contained or incorporated by reference therein.

      In connection with such counsel's participation in the preparation of the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus (excluding the summary financial information attached to the Form 8-Ks dated February 14, 1996 and May 2, 1996 incorporated by reference therein), such counsel need not independently verify the accuracy, completeness or fairness of the statements contained or incorporated therein,

and the limitations inherent in the examination made by such counsel and the knowledge available to it are such that such counsel need not assume any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (ii) above). However, on the basis of such counsel's review of the 1994 Registration Statement, the 1995 Registration Statement, the Prospectus and the Incorporated Documents and such counsel's participation in conferences in connection with the preparation of the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus (excluding the summary financial statement attached to the Form 8-Ks dated February 14, 1996 and May 2, 1996 incorporated by reference therein), and relying as to materiality to a large extent upon opinions of officers of the Company and the Subsidiaries, such counsel does not believe that the 1994 Registration Statement, the 1995 Registration Statement and the documents incorporated therein by reference, as of the Effective Date, considered as a whole as of such date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such counsel does not believe that the Prospectus and the Incorporated Documents, considered as a whole at the time the Prospectus was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and on the date of such opinion (in each case including the documents then incorporated by reference and considered as a whole as of such dates), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. However, such counsel need not express any opinion or belief as to (x) any document filed by the Company under the 1934 Act or the 1934 Act Regulations, whether before or after the date of the filing of the 1995 Form 10-K or the effective date of the 1995 Registration Statement, except to the extent that any such document is a document incorporated by reference in the 1994 Registration Statement on the date of the filing of the 1995 Form 10-K or the 1995 Registration Statement at its effective date, read together with the 1994 Registration Statement or the 1995 Registration Statement, as the case may be, and considered as a whole or is a document incorporated by reference and read together with the Prospectus at the time the Prospectus was filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and considered as a whole, (y) the financial statements and other financial or statistical data included or incorporated by reference in the 1994 Registration Statement, the 1995 Registration Statement or the Prospectus or (z) the Statement of Eligibility.

      (e) The Underwriters shall have received on the Closing Date, an opinion of Robert M. Johnson, Associate General Counsel for the Company, dated the Closing Date and addressed to the Underwriters to the effect that:

                (i) The Subsidiaries have been duly incorporated and are validly existing in good standing under the laws of the State of Nevada, with corporate power to own and lease their respective properties and to carry on their respective businesses as described in the Prospectus.

               (ii) The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the States of Nevada and Arizona and neither the Company nor Paiute Pipeline Company own or lease material properties or conduct material business in any other jurisdiction which would require such qualification. All the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly

issued, are fully paid and nonassessable, and are owned of record directly by the Company free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance.

              (iii) To the best knowledge of such counsel after due inquiry, neither the Company nor either of the Subsidiaries is in violation of or is in default in the performance of any obligation contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or either of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound which violation or default could reasonably be expected to have a Material Adverse Effect.

               (iv) To the best knowledge of such counsel, after reasonable inquiry, there are no rights that entitle or will entitle any person to acquire any security of the Company upon the issuance of the Securities by the Company; to the best knowledge of such counsel after due inquiry, there is no holder of any security of the Company or any other person who has the right contractual or otherwise to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any securities of the Company as a result of the issuance of the Securities by the Company.

                (v) The Company's execution, delivery and performance of this Agreement, the Indenture and the Securities do not (i) violate, breach, or result in a default under, any existing obligation of the Company under any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties is bound that is an exhibit to the 1994 Registration Statement, 1995 Registration Statement or to any Incorporated Document or any other material agreement, indenture, lease or other instrument known to such counsel after due inquiry, (ii) breach or otherwise violate any existing obligation of the Company under any order, judgment or decree of any Arizona, California or Nevada or federal court or governmental authority binding on the Company, or (iii) violate any applicable Arizona or Nevada law, ordinance, administrative or governmental rule or regulation.

               (vi) No consent, approval, authorization or order of, or filing with, any federal, California, Arizona or Nevada governmental authority is required on the part of the Company for the issuance and sale of the Securities as contemplated by this Agreement, except (i) such as have been obtained under the 1933 Act, the 1933 Act Regulations, the Trust Indenture
Act or the Trust Indenture Act Regulations, (ii) the authorization of the Public Utilities Commission of the State of California referred to in
Section 6(j) of this Agreement which has been obtained, remains in full force and effect and is, to the knowledge of such counsel, not the subject of any pending or threatened application for rehearing or petition for modification, and (iii) such as may be required under foreign or state securities or blue sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Securities by the Underwriters.

              (vii) To the best knowledge of such counsel after reasonable inquiry, other than as described or contemplated in the Prospectus, there

are no legal or governmental proceedings pending or threatened against the Company or either of the Subsidiaries, or to which the Company or either of the Subsidiaries, or any of their property, is subject, which are required to be described in the 1994 Registration Statement, 1995 Registration Statement or Prospectus and are not so described.

      In addition, such counsel shall include in his opinion a statement substantially to the effect set forth in the last paragraph of subsection (d) above.

      In rendering their opinions as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or (x) in the case of O'Melveny & Myers, the States of California and New York and (y) in the case of Robert M. Johnson, Esq., the States of Arizona and Nevada, provided that (1) such reliance is expressly authorized by each opinion so relied upon, (2) a signed copy of each such opinion is delivered to the Underwriters which states that the Underwriters may rely thereon and is otherwise in form and substance satisfactory to them and their counsel, and
(3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

      (f) The Underwriters shall have received on the Closing Date from Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, an opinion, dated the Closing Date and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the 1994 Registration Statement, 1995 Registration Statement and the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purposes of enabling them to pass upon such matters.

      (g) The Underwriters shall have received a letter addressed to the Underwriters and dated the date hereof from Arthur Andersen LLP, independent certified public accountants, substantially in the form heretofore approved by the Underwriters, confirming that they are independent certified public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations and with respect to the financial and other statistical and numerical information contained in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus or incorporated by reference therein. At the Closing Date, Arthur Andersen LLP shall have furnished to the Underwriters a letter, dated the Closing Date, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter referred to in the prior sentence, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date that would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date.

      (h) The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and the Underwriters shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 8(h) and in Sections 8(a) and 8(i) hereof.


      (i) The Company shall have performed or complied with its agreements herein contained that are required to be performed or complied with by it hereunder at or prior to the Closing Date.

      (j) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.

      (k) The Underwriters shall have received conformed counterparts of the Indenture.

      (l) At the Closing Date, there shall not have occurred any decrease in the ratings of any of the debt securities of the Company by Standard & Poor's ("S&P"), which shall be BBB-, or Moody's Investors Service, Inc. ("Moody's"), which shall be Baa2, and S&P or Moody's shall not have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company.

            Any certificate or document signed by any officer of the Company and delivered to the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

            9. EXPENSES. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated: (i) the preparation, printing or reproduction and filing with the Commission of the 1994 Registration Statement and the 1995 Registration Statement (including financial statements and exhibits thereto), each preliminary prospectus relating to the Securities, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery to the Underwriters (including postage, air freight charges and charges for counting and packaging) of such copies of the 1994 Registration Statement and the 1995 Registration Statement, each preliminary prospectus relating to the Securities, if any, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested by the Underwriters for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities to the Underwriters; (iv) the printing (or reproduction) and delivery to the Underwriters of the blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(e) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to such registration and qualification and the preparation of the blue sky memorandum; and (vi) the preparation, execution and printing of the Indenture.

            10. EFFECTIVE DATE OF AGREEMENT; DEFAULTING UNDERWRITER. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the 1994 Registration Statement or the 1995 Registration Statement to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of such post-effective amendment has been

released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying Merrill Lynch, or by the several Underwriters, by notifying the Company.

            If one of the Underwriters fails or refuses to purchase Securities which it is obligated to purchase hereunder on the Closing Date, and the aggregate principal amount of Securities which such defaulting Underwriter is obligated but fails or refuses to purchase is not more than one-tenth of the aggregate principal amount of Securities which the Underwriters are obligated to purchase on the Closing Date, the non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate principal amount of Securities set forth opposite its name in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the name of the non-defaulting Underwriter to purchase the Securities which such defaulting Underwriter is obligated, but fails or refuses, to purchase. If one of the Underwriters fails or refuses to purchase Securities which it is obligated to purchase on the Closing Date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities by the non-defaulting Underwriter or other party or parties approved by the Underwriters and the Company are not made within 48 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter or the Company. In any such case that does not result in termination of this Agreement, the non-defaulting Underwriter or the Company shall have the right to postpone the Closing Date, but in no event for longer than ten days, in order that the required changes, if any, in the 1994 Registration Statement, the 1995 Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter from liability in respect of any such default of such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with the approval of the Company and the Underwriters, purchases Securities which the defaulting Underwriter is obligated, but fails or refuses, to purchase.

            Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

            11. TERMINATION OF AGREEMENT. The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date, if (i) there has been since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there has occurred any material adverse change in the financial markets in the United States or, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, (iii) trading in any securities of the Company has been suspended or limited by the Commission, the New York Stock Exchange or the Pacific Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has

been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority or
(iv) a banking moratorium has been declared by either Federal or New York authorities.

            12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover, and the statements in the second and third paragraphs under the caption "Underwriting" in the Prospectus Supplement and in any preliminary prospectus relating to the Securities, constitute the only information furnished by the Underwriters as such information is referred to in Sections 6(b) and 7 hereof.

            13. MISCELLANEOUS. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication and shall be delivered (i) if to the Company, at the office of the Company at 5241 Spring Mountain Road, Las Vegas, Nevada,
Attention: Chief Financial Officer or (ii) if to the several Underwriters, care of Merrill Lynch, World Financial Center, North Tower, New York, New York 10281-1201.

            This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from either Underwriter of any of the Securities in his status as such purchaser.

            In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.


            Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                     Very truly yours,


                                     Southwest Gas Corporation


                                     By        /s/ Jeffrey W. Shaw
                                        ----------------------------------
                                        Title:  Vice President/Treasurer



CONFIRMED AND ACCEPTED,
as of the date first above written:
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PAINEWEBBER INCORPORATED


By:  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By     /s/ Robert N. Hoglund
  --------------------------------
       Authorized Signatory





                                  SCHEDULE I


                                  Principal Amount            Principal Amount
                                of 7-1/2% Debentures          of 8% Debentures
                                   Due 2006 to be              Due 2026 to be
          Underwriter                Purchased                    Purchased
          -----------            -----------------            ----------------


Merrill Lynch, Pierce, Fenner
& Smith Incorporated . . . . .        $37,500,000                 $37,500,000


PaineWebber Incorporated . . .        $37,500,000                 $37,500,000
                                     _____________               _____________


Total. . . . . . . . . . . . .        $75,000,000                 $75,000,000
                                      ===========                 ===========